                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)  February 24, 1994
                                                        (February 21, 1994)

                         WESTERN GAS RESOURCES, INC.
               (Exact name of registrant as specified in its charter)




                  Delaware                1-10389          84-1127613
       (State or other jurisdiction of  (Commission    (I.R.S Employer
        incorporation)                  File Number)  Identification No.)




       12200 N. Pecos Street  Denver, Colorado                80234-3439
       (Address of principal executive offices)               (Zip Code)




                                   (303) 452-5603
                (Registrant's telephone number, including area code)




                                     No Changes
       (Former name, former address and former fiscal year, if changed since last report).

ITEM 5.  OTHER EVENTS

                                 CERTIFICATE OF DESIGNATION

                                           OF THE

                       $2.625 CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                      ($.10 Par Value)

                                             OF

                                WESTERN GAS RESOURCES, INC.



                               Pursuant to Section 151 of the

                      General Corporation Law of the State of Delaware



                           The undersigned certifies that the following
                 resolution was duly adopted on February 17, 1994, by the duly appointed Securities Committee of the Board of Directors of Western Gas Resources, Inc., a Delaware corporation (the "Corporation"), acting pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and pursuant to authority granted to such Committee in resolutions of such Board of Directors (the "Board") duly adopted on July 7, 1993 and February 4, 1994:

                           RESOLVED, that pursuant to authority expressly
                      granted to and vested in the Board by provisions of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock par value $.10 per share (the "Preferred Stock"), which shall consist of 2,760,000 shares of Preferred Stock which the Corporation has authority to issue, is authorized, and the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certifi-cate of Incorporation which may be applicable to the Preferred stock) are fixed as follows:

                           1. Designation and Number. The designation of such series of the Preferred Stock authorized by this resolution shall be the "$2.625 Cumulative Convertible Preferred Stock" (the "$2.625 Convertible Preferred Stock"). The total number of shares of the $2.625 Convertible Preferred Stock shall be 2,760,000. The $2.625 Convertible Preferred Stock is issuable in whole shares only.

                           2. Dividends. Holders of shares of the $2.625 Convertible Preferred Stock will be entitled to receive, when and as declared by the Board out of assets of the Corporation legally available for payment, an annual cash dividend of $2.625 per share of Convertible Preferred Stock, payable in arrears on February 15, May 15, August 15 and November 15 (each a "Dividend Payment Date"), commencing May 15, 1994. Dividends on the $2.625 Convertible Preferred Stock will be cumulative from the date of initial issuance of shares of $2.625 Convertible Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board. The $2.625 Convertible Preferred Stock will be junior as to dividends to any Preferred Stock that may be issued in the future that is expressly senior as to dividends to the $2.625 Convertible Preferred Stock. If at any time the Corporation has failed to pay accrued dividends on any such senior shares at the time such dividends are payable, the Corporation may not pay any dividend on the $2.625 Convertible Preferred Stock or redeem or otherwise repurchase any share of $2.625 Convertible Preferred Stock until such accumulated but unpaid dividends on such senior shares have been paid (or set aside for payment) in full by the Corporation.

                           No dividends may be declared or paid or set
                      apart for payment on any Preferred Stock ranking on a parity as to dividends with the $2.625 Convertible Preferred Stock, unless there shall also be or have been declared and paid or set apart for payment on the outstanding shares of $2.625 Convertible Preferred Stock dividends for all dividend payment periods of the $2.625 Convertible Preferred Stock ending on or before the Dividend Payment Date of such Parity Preferred Stock (as defined in Section 8(B)), ratably in proportion to the respective amounts of dividends (i) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (ii) accumulated and unpaid or payable through the dividend payment period of the $2.625 Convertible Preferred Stock next preceding such Dividend Payment Date, on the other hand.

                           Except as set forth above, unless full
                      cumulative dividends on the outstanding shares of $2.625 Convertible Preferred Stock have been paid, dividends (other than in Common Stock) may not be paid or declared and set aside for payment and other distributions may not be made upon the Common Stock or on any other Preferred Stock of the Corporation ranking junior to or on a parity as to dividends with the $2.625 Convertible Preferred Stock, nor may any Common Stock or such other Preferred Stock of the Corporation be redeemed, purchased or otherwise acquired by the Corporation for any consideration or any payment be made to or monies set aside for a sinking fund for the redemption of any shares of such stock; provided, however, that any monies theretofore deposited in any sinking fund with respect to any Preferred Stock in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such Preferred Stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the $2.625 Convertible Preferred Stock outstanding on the last Dividend Payment Date shall have been paid or declared and set apart for payment; and provided, further, that any such junior or Parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the $2.625 Convertible Preferred Stock as to dividends.

                           The amount of dividends payable for the initial
                      dividend period or any period shorter than a full dividend period shall be computed on the basis of a

                      360-day year of twelve 30-day months. Accrued but unpaid dividends will not bear interest.

                           3.  Liquidation.  The shares of $2.625
                      Convertible Preferred Stock shall rank prior to the shares of Common Stock and of any other class of stock of the Corporation ranking junior to the $2.625 Convertible Preferred Stock upon liquidation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the $2.625 Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, liquidating distributions in an amount per share equal to $50.00 (the "Liquidation Preference") plus all dividends accrued and accumulated but unpaid thereon to the date of final distribution; but the holders of the $2.625 Convertible Preferred Stock will not be entitled to receive the Liquidation Preference of, plus such dividends on, such shares until the liquidation preference of any other shares of the Corporation's capital stock ranking prior to the $2.625 Convertible Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. If upon any liquidation, dissolution or winding up of the Corporation, the amounts payable with respect to the $2.625 Convertible Preferred Stock and any other Parity Preferred Stock are not paid in full, the holders of the Preferred Stock and such other Parity Preferred Stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the Liquidation Preference plus such dividends, the holders of shares of $2.625 Convertible Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. For the purposes hereof, neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                           4. Voting Rights. The holders of shares of $2.625 Convertible Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                           (A) Whenever, at any time or times, dividends payable on the shares of $2.625 Convertible Preferred Stock or on any Parity Preferred Stock (including the $2.28 Cumulative Preferred Stock (the "$2.28 Preferred Stock") but excluding the 7.25% Cumulative Senior Perpetual Convertible Preferred Stock (the "7.25% Convertible Preferred Stock")) with respect to payment of dividends, shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of $2.625 Convertible Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more other class or series of Preferred Stock (including the $2.28 Preferred Stock but excluding the 7.25% Convertible Preferred Stock) upon which like voting rights have been conferred and are exercisable, to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearage has been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above described. Upon any termination of the right of the holders of shares of $2.625 Convertible Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of $2.625 Convertible Preferred Stock shall terminate immediately. Any director who shall have been so elected pursuant to this subparagraph may be removed at any time, either with or without cause, by a vote of holders of Preferred Stock as provided in this subparagraph. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of $2.625 Convertible Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of $2.625 Convertible Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this subparagraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of $2.625 Convertible Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                           (B)  So long as any shares of $2.625
                      Convertible Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of $2.625 Convertible Preferred Stock outstanding at the time and all other classes or series of Preferred Stock (including the $2.28 Preferred Stock but excluding the 7.25% Convertible Preferred Stock) upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                           (i) The issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in Section 8(A)) to the shares of the $2.625 Convertible Preferred Stock; or

                           (ii)  Any amendment, alteration or repeal,
                      whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation or of the resolutions contained in this Certificate of Designation that would materially adversely affect any power, preference, or special right of the shares of $2.625 Convertible
                      Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of $2.625 Convertible Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially adversely affect such powers, preferences or special rights.

                           (C) Holders of shares of the $2.625 Convert-ible Preferred Stock entitled to voting rights under the laws of the State of Delaware and as provided in this Certificate of Designation will have one vote for each share held.

                           (D) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of $2.625 Convertible Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                           5. Optional Redemption. Shares of the $2.625 Convertible Preferred Stock are not subject to any mandatory redemption, sinking fund or other similar provision and will not be redeemable prior to February 16, 1997. On or after February 16, 1997, the $2.625 Convertible Preferred Stock will be redeemable at the option of the Corporation upon notice at any time and from time to time, in whole or in part, at the following redemption prices per share (expressed as a percentage of the $50.00 liquidation preference thereof), plus accrued and unpaid dividends, if any, up to but excluding the date fixed for redemption, if redeemed during the twelve-month period commencing on February 16 of the years indicated below:

                                                     Redemption
                      Year                           Price
                      1997 . . . . . . . . . . .     103.675%
                      1998 . . . . . . . . . . .     103.150%
                      1999 . . . . . . . . . . .     102.625%
                      2000 . . . . . . . . . . .     102.100%
                      2001 . . . . . . . . . . .     101.575%
                      2002 . . . . . . . . . . .     101.050%
                      2003 . . . . . . . . . . .     100.525%
                      2004 and thereafter  . . .     100.000%

                           If fewer than all of the outstanding shares of
                      the $2.625 Convertible Preferred Stock are to be redeemed, the shares to be redeemed will be determined pro rata as nearly as practicable or by lot, or by such other method as the Board of Directors may determine to be fair and appropriate. In the event that any quarterly dividends payable on the $2.625 Convertible Preferred Stock are in arrears, the $2.625 Convertible Preferred Stock may not be redeemed unless all outstanding shares of $2.625 Convertible Preferred Stock are simultaneously redeemed and the Corporation may not purchase or acquire any of such shares otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of record of the $2.625 Convertible Preferred Stock.

                           Notice of redemption will be given by mail, not
                      less than 30 nor more than 60 days prior to the date fixed for redemption thereof, to each record holder of the shares of the $2.625 Convertible Preferred Stock to be redeemed at the address of such holder in the stock register of the Corporation. If a notice of redemption has been given, from and after the specified redemption date (unless the Corporation defaults in making payment of the redemption price), dividends on the $2.625 Convertible Preferred Stock so called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights, including conversion rights of the holders thereof as stockholders of the

                      Corporation (except the right to
                      receive the redemption price), will cease. Subject to applicable escheat laws, any moneys set aside by the Corporation for the redemption and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                           6.  Authorization and Issuance of Other
                      Securities. No consent of the holders of the $2.625 Convertible Preferred Stock shall be required for
                      (i) the creation of any indebtedness of any kind of the Corporation, (ii) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation to the $2.625 Convertible Preferred Stock or (iii) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                           7.  Amendment of Resolution.  The Board
                      reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares which constitute the $2.625 Convertible Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                           8.  Ranking.  For the purposes of this
                      resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                           (A) Prior to shares of the $2.625 Convertible Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the $2.625 Convertible Preferred Stock.

                           (B)  On a parity with shares of $2.625
                      Convertible Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, Dividend Payment Dates or redemption or liquidation prices per share thereof are different from those of the
                      $2.625   Convertible Preferred Stock, if the holders
                      of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of $2.625 Convertible Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of $2.625 Convertible Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                           (C) Junior to shares of the $2.625 Convertible Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the $2.625 Convertible Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                           The $2.625 Convertible Preferred Stock shall
                      rank on a parity as to dividends and upon liquidation, dissolution or winding up with the 7.25% Convertible Preferred Stock and the $2.28 Preferred Stock of the Corporation.

                           9.   Conversion.

                           (A) General. The holders of shares of $2.625 Convertible Preferred Stock shall have the right, at each holder's option, at any time, in whole or in part, to convert all or a portion of such holder's shares into a number of fully paid and nonassessable whole shares of the Corporation's Common Stock as is equal to the aggregate liquidation preference of the shares of $2.625 Convertible Preferred Stock surrendered for conversion divided by a conversion price per share of Common Stock of $39.750 (as adjusted from time to time, the "Conversion Price"). The Conversion Price shall be subject to adjustment from time to time as hereinafter provided.

                           No payment or adjustment shall be made on
                      account of any accrued and unpaid dividends on shares of $2.625 Convertible Preferred Stock surrendered for conversion prior to the close of business on the record date for the determination of stockholders entitled to such dividends.

                           The holders of shares of the $2.625 Convertible
                      Preferred Stock at the close of business on a dividend payment record date will be entitled to receive the dividend payment on those shares on the corresponding dividend payment date notwithstanding the subsequent conversion thereof or the Company's default in payment of the dividend due on that dividend payment date. However, shares of $2.625 Convertible Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except shares called for redemption on a redemption date during that period) must be accompanied by payment of an amount equal to the dividend payment on the shares on that dividend payment date. A holder of shares of $2.625 Convertible Preferred Stock on a dividend payment record date who (or whose transferee) tenders any shares for conversion on a dividend payment date will receive the dividend payable by the Company on $2.625 Convertible Preferred Stock on that date, and the converting holder need not include payment in the amount of such dividend upon surrender of shares of $2.625 Convertible Preferred Stock for conversion. Except as provided in this paragraph
                      (A), the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

                           If any shares of $2.625 Convertible Preferred
                      Stock shall be called for redemption, the right to convert the shares designated for redemption shall terminate at the close of business on the Business Day next preceding the date fixed for redemption unless the Corporation defaults in the payment of the Redemption Price plus all accrued and unpaid dividends. In the event of default in the payment of the Redemption Price, plus all accrued but unpaid dividends, the right to convert the shares designated for redemption shall terminate at the close of business on the Business Day next preceding the date that such default is cured.

                           The shares of Common Stock issuable upon
                      conversion of the shares of $2.625 Convertible Preferred Stock, when the same shall be issued in accordance with the terms hereof, are hereby declared to be and shall be fully paid and nonassessable shares of Common Stock in the hands of the holders thereof.

                           (B)  Mechanics of Conversion.  Conversion of
                      the $2.625 Convertible Preferred Stock may be effected by the surrender to the Transfer Agent (as defined in Section 10), together with any payment to the Corporation required by Section 9(A), of the certificate or certificates for such $2.625 Convertible Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions hereof and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock be issued. If more than one stock certificate for the $2.625 Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares represented by all the certificates so surrendered. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of $2.625 Convertible Preferred Stock. As promptly as practicable, and in any event within five Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes required to be paid by the holder hereunder (or the demonstration to the satisfaction of the Corporation that any such taxes have been paid) and any payment to the Corporation required by Section 9(A), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of $2.625 Convertible Preferred Stock being converted shall be entitled,
                      (ii) any cash owing in lieu of a fractional share of Common Stock, determined in accordance with Section 9(D) below, and (iii) if less than the full number of shares of the $2.625 Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of the $2.625 Convertible Preferred Stock to be converted and the making of any payments required therewith. Upon such conversion, except as provided in Section 9(A), the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock (or such other consideration as provided herein) in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. The Corporation shall not be required to convert, and no surrender of shares of the $2.625 Convertible Preferred Stock shall be effective for that purpose, while the transfer books of the Corporation for the Common Stock are closed for any purposes (but not for any period in excess of 15 days), but the surrender of shares of $2.625 Convertible Preferred
                      Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such shares of $2.625 Convertible Preferred Stock were surrendered, and at the Conversion Price in effect at the date of such surrender.

                           (C)  Adjustment to Conversion Price.  The
                      Conversion Price shall be adjusted from time to time as follows:

                           (i)  In case the Corporation shall hereafter
                      pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the Record Date (as defined in Section 10) for such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Record Date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following such Record Date. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

                           (ii) In case the Corporation shall hereafter issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the Record Date fixed for distribution of such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 10) on such Record Date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the close of business on such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such Record Date plus the total number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date for distribution of such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made in respect of the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

                           (iii)  In case outstanding shares of Common
                      Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the Record Date for such subdivision shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the Record Date for such combination shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the applicable Record Date.

                           (iv)  Subject to the last sentence of this
                      Section 9(C)(iv), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock (other than a dividend or distribution to which Section 9(C)(i) applies) or evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution to which
                      Section 9(C)(ii) applies, and excluding any dividend or distribution (x) in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary or (y) paid exclusively in cash) (any of the foregoing being hereinafter in this Section 9(C)(iv) called the "Securi-ties"), then, in each such case, unless the Corporation elects to reserve such Securities for distribution to the holders of the $2.625 Convertible Preferred Stock upon the conversion thereof so that any such holder converting such shares will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had, immediately prior to the Record Date for the distribution of the Securities, converted such shares of $2.625 Convertible Preferred Stock into Common Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect at the close of business on the Record Date for such distribution by a fraction of which the numerator shall be the Current Market Price of the Common Stock on such Record Date less the fair market value (as defined in Section 10, as determined by the Board, whose determination shall be conclusive and described in a resolution of the Board), on such Record Date, of the portion of the Securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of $2.625 Convertible Preferred Stock shall have the right to receive upon conversion thereof the amount and kind of Securities such holder would have received had he converted such shares on such Record Date. If the Board determines the fair market value of any distribution for purposes of this Section 9(C)(iv) by reference to the actual or when issued trading market for any securities comprising a distribution of Securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

                           (v)  In case (i) the Corporation shall, by
                      dividend or otherwise, at any time distribute to all holders of its Common Stock cash (excluding (x) any quarterly cash dividend on the Common Stock to the extent the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed the greater of (a) the amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent such preceding quarterly dividend did not require any adjustment of the Conversion Price pursuant to this Section 9(C)(v) (as adjusted to reflect subdivisions or combinations of the Common Stock), and (b) 3.75% of the average of the daily Closing Prices (as defined in Section 10) per share of the Common Stock for the ten consecutive Trading Days (as "Trading Day" is defined in Section 10) immediately prior to the date of declaration of such dividend and (y) any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary), then, in each such case, unless the Corporation elects to reserve such an amount of cash for distribution to the holders of the $2.625 Convertible Preferred Stock upon the conversion of the shares of $2.625 Convertible Preferred Stock so that any such holder converting such shares will receive upon such conversion, in addition to the shares of the Common Stock to which such holder is entitled, the amount of cash which such holder would have received if such holder had, immediately prior to the Record Date for such distribution of cash, converted its shares of $2.625 Convertible Preferred Stock into Common Stock, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect at the close of business on such Record Date by a fraction of which the numerator shall be the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such Record Date less the amount of cash so distributed (to the extent not excluded as provided above) applicable to one share of Common Stock and the denominator shall be such Current Market Price of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of $2.625 Convertible Preferred Stock shall thereafter have the right to receive upon conversion the amount of cash such holder would have received had he converted each share of $2.625 Convertible Preferred Stock on such Record Date.

                           (vi) In case of the consummation of a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock that involves the payment by the Corporation or such subsidiary of consideration per share of Common Stock having a fair market value (as determined by the Board, whose determination shall be conclusive and described in a resolution of the Board) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the Closing Price per share of Common Stock on the Trading Day next preceding the Expiration Time, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in affect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Closing Price per share of Common Stock on the Trading Day next preceding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Closing Price per share of Com-mon Stock on the Trading Day next preceding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                           (vii) The Corporation may make such reductions in the Conversion Price, in addition to those required by this Section 9(C), as the Board considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Corporation from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period and the Board shall have made a determination that such reduction would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Corporation shall mail to holders of record of the $2.625 Convertible Preferred Stock a notice of the reduction at least 15 days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period it will be in effect.

                           (viii) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in the Conversion Price then in effect; provided, however, that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in determining any subsequent adjustment.

                           (ix)  Notwithstanding any other provision of
                      this Section 9, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value. The Corporation hereby covenants not to take any action
                      (a) to increase the par value per share of the Common Stock or (b) that would or does result in any adjustment in the Conversion Price that, if made with-out giving effect to the previous sentence, would cause the Conversion Price to be less than the then par value per share of the Common Stock, provided, however, that the covenant in this sentence shall be suspended if within 10 days of determining in good faith that such action would result in such adjustment (but not later than the Business Day next following the effectiveness of such adjustment), the Corporation gives notice of redemption of all outstanding shares of the $2.625 Convertible Preferred Stock, and affects the redemption referred to in such notice on the redemption date referred to therein in compliance with Section 5, but the covenant in this sentence shall be retroactively reinstated if such notice and redemption does not occur.

                           (x) Whenever the Conversion Price is adjusted as herein provided:

                                (1)  The Corporation shall compute the
                           adjusted Conversion Price and shall prepare a certificate signed by the Treasurer or an Assistant Treasurer of the Corporation setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Transfer Agent; and

                                (2)  A notice stating the Conversion Price
                           has been adjusted and setting forth the
                           adjusted Conversion Price shall as soon as practicable be mailed by the Corporation to all record holders of shares of $2.625 Convertible Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Corporation.

                           (xi)  In any case in which this Section 9(C)
                      provides that an adjustment shall become effective immediately after a Record Date for an event, the Corporation may defer until the occurrence of such event (a) issuing to the holder of any share of $2.625 Convertible Preferred Stock converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (b) paying to such holder any amount in cash in lieu of any fractional share of Common Stock pursuant to Section 9(D).

                           (D)  No Fractional Shares.  No fractional
                      shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of $2.625 Convertible Preferred Stock. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any shares of $2.625 Convertible Preferred Stock, and in the sole discretion of the Board, either (i) such fractional interest will be rounded up to the next whole share or (ii) an appropriate amount will be paid in cash by the Corporation. In the event that the Board determines that the Corporation shall pay a cash adjustment in respect of such fractional interest, such adjustment shall be in an amount equal to the same fraction of the Closing Price (as defined in Section 10) of a share of Common Stock (or, if there is no such Closing Price, the fair market value of a share of Common Stock, as determined or prescribed by the Board) at the close of business on the Trading Date immediately preceding the date of conversion.

                           (E) Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Corporation shall be a party to any transaction (including without limitation any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation or merger of the Corporation with or into any other person or any merger of another person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), (iii) any sale or transfer of all or substantially all of the assets of the Corporation, or (iv) any compulsory share exchange) pursuant to which the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive other securities, cash or other property, then appropriate provision shall be made as part of the terms of such transaction whereby (1) in the case of any such transaction not constituting a Common Stock Fundamental Change (as defined in Section 9(I)) and subject to funds being legally available therefor at the time of such conversion, the holder of each share of $2.625 Convertible Preferred Stock then outstanding shall thereafter have the right to convert such share only into the kind and amount of securities, cash and other property receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of $2.625 Convertible Preferred Stock might have been converted immediately prior to such transaction, after giving effect, in the case of any Non-Stock Fundamental Change, to any adjustment in the Conversion Price required by the provisions of
                      Section 9(H), and (2) in the case of a Common Stock Fundamental Change, the holder of each share of $2.625 Convertible Preferred Stock then outstanding shall thereafter have the right to convert such share only into common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions of Section 9(H). The Corporation or the person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Corporation's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles or incorporation or other constituent document, shall be nearly equivalent as may be practicable to the adjustments provided for in this
                      Section 9. The above provisions shall similarly apply to successive transactions of the type described in this Section 9(E).

                           (F)  Reservation of Shares; Transfer Taxes;
                      Etc. The Corporation shall at all times reserve and keep available, out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the $2.625 Convertible Preferred Stock, such number of shares of its Common Stock free of preemptive rights as shall from time to time be sufficient to effect the conversion of all shares of $2.625 Convertible Preferred Stock from time to time outstanding. The Corporation shall from time to time, in accordance with the laws of the State of Delaware, use its best efforts to increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then outstanding shares of $2.625 Convertible Preferred Stock.

                           If any shares of Common Stock required to be
                      reserved for purposes of conversion of the $2.625 Convertible Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon conversion, the Corporation will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved, as the case may be. If the Common Stock is listed on the New York Stock Exchange or any other national securities exchange, the Corporation will, in good faith and as expeditiously as possible, endeavor, if permitted by the rules of such exchange, to list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon conversion of the $2.625 Convertible Preferred Stock.

                           (G)  Prior Notice of Certain Events.  In case:

                           (i)  The Corporation shall (1) declare any
                      dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable solely in cash for which no adjustment to the Conversion Price is required by Section 9(C)(v) hereof or (2) declare or authorize a redemption or repurchase of in excess of 10% of the then outstanding shares of Common Stock; or

                           (ii)  The Corporation shall authorize the
                      granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                           (iii) Of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                           (iv)  Of the voluntary or involuntary
                      liquidation, dissolution or winding up of the Corporation; then the Corporation shall cause to be filed with the Transfer Agent, and shall cause to be mailed to the holders of record of the $2.625 Convertible Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, liquidation, dissolution or winding up. No failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

                           (H)  Adjustments in Case of Fundamental
                      Changes. Notwithstanding any other provision in this Section 9 to the contrary, if any Fundamental Change (as defined in Section 9(I)) occurs, then the Conversion Price in effect will be adjusted immediately after such Fundamental Change (which for purposes of such adjustment shall be deemed to occur on the earlier of the occurrence of such Fundamental Change and the date, if any, fixed for determination of stockholders entitled to receive the cash, securities, property or other assets distributable in such Fundamental Change to holders of the Common Stock) as described below:

                           (i)  In the case of a Non-Stock Fundamental
                      Change, the Conversion Price immediately following such Non-Stock Fundamental Change shall be the lower of (A) the Conversion Price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Section 9, and (B) the product of (1) the greater of the Applicable Price (as defined in Section 9(I)) or the then applicable Reference Market Price (as defined in Section 9(I)) and (2) a fraction, the numerator of which is $50 and the denominator of which is (x) the Redemption Price applicable on the date of such Non-Stock Fundamental Change (or, for the period commencing on February 25, 1994 and ending on February 15, 1995 and the 12-month periods commencing February 16, 1995 and 1996, the product of 105.250%, 104.725% and
                      104.200%, respectively, times $50), plus (y) an amount equal to full cumulative dividends thereon up to but excluding the date of such Non-Stock Fundamental Change.

                           (ii) In the case of a Common Stock Fundamental Change, the Conversion Price immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Section 9, multiplied by a fraction, the numerator of which is the Purchaser Stock Price (as defined in Section 9(I)) and the denominator of which is the Applicable Price; provided, however, that in the event of a Common Stock Fundamental

                      Change in which (A) 100% of the
                      value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for such common stock (and any cash paid with respect to fractional interests) of the successor, acquiror or other third party, the Conversion Price immediately following such Common Stock Fundamental Change shall be the Conversion Price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one and the denominator of which is the number of shares of common stock of the successor, acquiror, or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

                           (I)  Definitions.  The following definitions
                      shall apply to terms used in this Section 9:

                                (1)  "Applicable Price" shall mean (i) in
                           the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by the holder of one share of Common Stock and (ii) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the reported last sale price for one share of the Common Stock (as defined in Section 10 under "Closing Price") during the ten Trading Days immediately prior to the record date fixed for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change, or, if there is no such record date, prior to the date upon which the holders of the Common Stock shall have the right to receive such cash, securities, property or other assets.

                                (2)  "Common Stock Fundamental Change"
                           shall mean any Fundamental Change in which more than 50% by value (as determined in good faith by the Board) of the consideration received by the holders of Common Stock pursuant to such transaction consists of common stock that, for the ten Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market of The Nasdaq Stock Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either
                           (i) the Corporation continues to exist after the occurrence of such Fundamental Change and the outstanding shares of $2.625 Convertible Preferred Stock continue to exist as outstanding shares of $2.625 Convertible Preferred Stock, or (ii) not later than the occurrence of such Fundamental Change, the outstanding shares of $2.625 Convertible Preferred Stock are converted into or exchanged for shares of convertible preferred stock of a corporation succeeding directly or indirectly to the business of the Corporation, which convertible preferred stock has powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions substantially similar to those of the $2.625 Convertible Preferred Stock.

                                (3)  "Fundamental Change" shall mean the
                           occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of any such series of transactions or events, for purposes of adjustment of the Conversion Price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock of the Corporation shall be exchanged for, converted into, or acquired for or constitute solely the right to receive cash, securities, property or other assets, but the adjustment shall be based upon the consideration which the holders of Common Stock received in such transactions or event as a result of which more than 50% of the Common Stock of the Corporation shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive cash, securities, property or other assets; provided, further, that such term does not include (i) any such transaction or event in which the Corporation and/or any of its subsidiaries are the issuers of all the cash, securities, property or other assets exchanged, acquired or otherwise issued in such transaction or event, or (ii) any such transaction or event in which the holders of Common Stock receive securities of an issuer other than the Corporation if, immediately following such transaction or event, such holders hold a majority of the securities having the power to vote normally in the election of directors of such other issuer outstanding immediately following such transaction or other event.

                                (4)  "Non-Stock Fundamental Change" shall
                           mean any Fundamental Change other than a Common Stock Fundamental Change.

                                (5)  "Purchaser Stock Price" shall mean,
                           with respect to any Common Stock Fundamental
                           Change, the average of the Closing Prices (as defined in Section 10) for one share of the common stock received in such Common Stock Fundamental Change during the ten Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock, or if there is no such date, prior to the date upon which the holders of the Common Stock shall have the right to receive such common stock.

                                (6)  "Reference Market Price" shall
                           initially mean $21.167 (which is an amount equal to 66 2/3% of the Closing Price for the Common Stock on February 17, 1994), and in the event of any adjustment to the Conversion Price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the Conversion Price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial Conversion Price of $39.750 per share.

                           (J) Dividend or Interest Reinvestment Plans; Other. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Corporation, or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the $2.625 Convertible Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Corporation to which any of the adjustment provisions described above applies. There shall be no adjustment of the Conversion Price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Corporation except as described in this Section 9. Except as expressly set forth in this Section 9, if any action would require adjustment of the Conversion Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

                           (K) For purposes of this Section 9, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock owned or held by or for the account of the Corporation.

                           10.  Definitions.  For purposes of this
                      Certificate of Designation of the $2.625 Convertible Pre-ferred Stock, the following terms shall have the meanings indicated:

                           (A)  "Business Day" shall mean any day other
                      than a Saturday, Sunday, or a day on which commercial banks in The City of New York are authorized or required by law or executive order to close or a day which is or is declared a national or New York state holiday;

                           (B)  "Closing Price" with respect to any
                      securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national securities exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board for that purpose or a price determined in good faith by the Board.

                           (C) "Fair Market Value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                           (D)  "Trading Day" shall mean (x) if the
                      applicable security is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or another national securities exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market of The Nasdaq Stock Market, a day on which trades may be made on such Nasdaq National Market or
                      (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or

                      Sunday or a day on which banking
                      institutions in the State of New York are authorized or obligated by law or executive order to close.

                           (E)  "Transfer Agent" shall mean Chemical
                      Shareholder Services, Group, Inc. or any other national or state bank or trust company having combined capital and surplus of at least $100,000,000 and designated by the Corporation as the transfer agent and/or registrar of the $2.625 Convertible Preferred Stock, or if no such designation is made, the Corporation.

                           IN WITNESS WHEREOF, Western Gas Resources, Inc.
                 has caused this Certificate to be made under the seal of the Corporation and signed by Bill M. Sanderson, its President, and attested by John C. Walter, its Secretary, this 21st day of February, 1994.

                                                  WESTERN GAS RESOURCES, INC.


                                                  By: /s/signature
                                                     Name:  Bill M. Sanderson
                                                     Title: President

                 [SEAL]

                 Attest:

                 /s/signature
                 Name:  John C. Walter
                 Title: Secretary

                                               February 22, 1994

                 Western Gas Resources, Inc.
                 12200 North Peco Street
                 Denver, Colorado 80234

                                Re:  Registration Statement on Form S-3

                 Dear Sirs:

                           In connection with the filing by Western Gas
                 Resources, Inc. of the Registration Statement on Form S-3 (the "Registration Statement"), with the Securities and Exchange Commission, you have requested our opinion concerning certain federal income tax considerations to persons who acquire $2.625 Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock").

                           The facts, as we understand them, and upon
                 which we rely in rendering our opinion expressed herein, are set forth in the Registration Statement. Based upon and subject to (i) the accuracy of such facts and (ii) the offering being consummated in the manner described in the Registration Statement, the information in the prospectus included in the Registration Statement under the heading "Certain Federal Income Tax Considerations," while not purporting to discuss all possible federal income tax consequences to purchasers that acquire Convertible Preferred Stock expresses our opinion as to the material federal income tax considerations applicable to such purchasers.

                      This opinion is furnished to you solely for use in
                 connection with the Registration Statement and may not be used, circulated, quoted or otherwise referred to for any other purposes without our express written permission.
                 We consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our name under the caption "Legal Matters" in the prospectus included in the Registration Statement. In giving this consent, we do not agree that we come within the category of persons whose consent is required.

                                  Very truly yours,

                                  /s/signature
                                  Skadden, Arps, Slate, Meagher & Flom

                                     SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            WESTERN GAS RESOURCES, INC.
                                                    Registrant


            Date: February 24, 1994      By: /s/signature
                                            William J. Krysiak
                                            Vice President - Controller
                                            (Principal Financial and
                                            Accounting Officer)